Exhibit 99.1
                                                                    ------------

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 02/28/02
Distribution Date: 03/25/02
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Balances
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
                                                                Initial       Period End
   Securitization Value                                  $1,547,538,089     $865,427,267
   Reserve Account                                          $81,245,750     $104,458,821
   Class A-1 Notes                                         $180,000,000               $0
   Class A-2 Notes                                         $600,000,000      $97,889,178
   Class A-3 Notes                                         $300,000,000     $300,000,000
   Class A-4 Notes                                         $389,660,000     $389,660,000
   Subordinated Note                                        $30,951,089      $30,951,089
   Class B Certificates                                     $46,927,000      $46,927,000

Current Collection Period
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   Beginning Securitization Value                          $907,417,156
     Principal Reduction Amount                             $41,989,888
   Ending Securitization Value                             $865,427,267

   Calculation of Required 2000-A SUBI Collection Account Amount
     Collections
        Receipts of Monthly Payments                        $17,768,967
        Sale Proceeds                                        $8,532,857
        Termination Proceeds                                $23,790,962
        Recovery Proceeds                                      $600,369
     Total Collections                                      $50,693,156

     Servicer Advances                                      $10,538,151
     Reimbursement of Previous Servicer Advances           ($10,198,124)

   Required 2000-A SUBI Collection Account Amount           $51,033,183

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance  $19,284,915
   Current Period Monthly Payment Advance                    $1,195,815
   Current Period Sales Proceeds Advance                     $9,342,336
   Current Reimbursement of Previous Servicer Advance      ($10,198,124)
   Ending Period Unreimbursed Previous Servicer Advances    $19,624,942

Collection Account
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   Deposits to 2000-A SUBI Collection Account               $51,033,183
   Withdrawals from 2000-A SUBI Collection Account
     Servicing Fees                                            $756,181
     Note Distribution Account Deposit                       $4,601,023
     Reserve Fund Deposit - Subordinated Noteholder Interest   $180,548
     Certificate Distribution Account Deposit                  $273,741
     Monthly Principal Distributable Amount                 $41,989,888
     Reserve Fund Deposit - Excess Collections               $3,231,801
     Payments to Transferor                                          $0
   Total Distributions from 2000-A SUBI Collection Account  $51,033,183

Note Distribution Account
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   Amount Deposited from the Collection Account             $46,590,912
   Amount Deposited from the Reserve Account                         $0
   Amount Paid to Noteholders                               $46,590,912

Certificate Distribution Account
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   Amount Deposited from the Collection Account                $273,741
   Amount Deposited from the Reserve Account                         $0
   Amount Paid to Certificateholders                           $273,741

                                                                     Page 1 of 2

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 02/28/02
Distribution Date: 03/25/02
-------------------------------------------------------------------------------------------------------------
Distributions
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   Monthly Principal Distributable Amount               Current Payment   Ending Balance  Per $1,000  Factor
   Class A-1 Notes                                                   $0               $0       $0.00   0.00%
   Class A-2 Notes                                          $41,989,888      $97,889,178      $69.98  16.31%
   Class A-3 Notes                                                   $0     $300,000,000       $0.00 100.00%
   Class A-4 Notes                                                   $0     $389,660,000       $0.00 100.00%
   Subordinated Note                                                 $0      $30,951,089       $0.00 100.00%
   Class B Certificates                                              $0      $46,927,000       $0.00 100.00%

   Interest Distributable Amount                        Current Payment       Per $1,000
   Class A-1 Notes                                                   $0            $0.00
   Class A-2 Notes                                             $775,163            $1.29
   Class A-3 Notes                                           $1,660,000            $5.53
   Class A-4 Notes                                           $2,165,860            $5.56
   Subordinated Note                                           $180,548            $5.83
   Class B Certificates                                        $273,741            $5.83

Carryover Shortfalls
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                                                  Prior Period Carryover Current Payment Per $1,000
   Class A-1 Interest Carryover Shortfall                            $0               $0          $0
   Class A-2 Interest Carryover Shortfall                            $0               $0          $0
   Class A-3 Interest Carryover Shortfall                            $0               $0          $0
   Class A-4 Interest Carryover Shortfall                            $0               $0          $0
   Subordinated Note Interest Carryover Shortfall                    $0               $0          $0
   Certificate Interest Carryover Shortfall                          $0               $0          $0

Reserve Account
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   Beginning Period Required Amount                        $104,458,821
   Beginning Period Amount                                 $104,458,821
   Net Investment Earnings                                     $122,910
   Current Period Deposit                                    $3,412,349
   Reserve Fund Draw Amount                                          $0
   Release of Excess Funds                                   $3,535,260
   Ending Period Required Amount                           $104,458,821
   Ending Period Amount                                    $104,458,821

Residual Value Losses
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                                                         Current Period       Cumulative
   Net Sale Proceeds                                        $26,828,913     $321,476,117
   Residual Values                                          $27,826,617     $337,265,271
   Residual Value Losses                                       $997,703      $15,789,155

Receivables Data
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   Beginning of Period Lease Balance                       $999,398,403
   End of Period Lease Balance                             $952,029,502

   Delinquencies Aging Profile - End of Period Lease      Dollar Amount       Percentage
   Balance
     Current                                               $879,362,932           92.37%
     1-29 days                                              $60,889,471            6.40%
     30-59 days                                              $9,048,268            0.95%
     60-89 days                                              $1,860,778            0.20%
     90-119 days                                               $384,037            0.04%
     120+ days                                                 $484,016            0.05%
     Total                                                 $952,029,502          100.00%
     Delinquent Receivables +30 days past due               $11,777,099            1.24%

   Credit Losses                                         Current Period       Cumulative
     Liquidated Lease Balance                                  $679,566       $9,751,057
     Liquidation Proceeds                                      $432,641       $6,968,918
     Recovery Proceeds                                           $4,910         $107,712
     Net Credit Losses                                         $242,014       $2,674,426

Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

                                                                     Page 2 of 2